UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of incorporation)	1-10606 (Commission File Number)	77-0148231 (I.R.S. Employer Identification No.)

2655 Seely Avenue, Building 5, San Jose, California (Address of Principal Executive Offices)	95134 (Zip Code)

Registrant’s telephone number, including area code: (408) 943-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On April 7, 2005, Cadence Design Systems, Inc. (“Cadence”) announced the completion of its acquisition of Verisity Ltd., an Israeli corporation (“Verisity”). The acquisition of Verisity was effected by means of a merger pursuant to which a wholly-owned subsidiary of Cadence merged with and into Verisity, with Verisity as the surviving corporation.

     A copy of the press release announcing the acquisition of Verisity is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
99.1	Press release issued by Cadence Design Systems, Inc. on April 7, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2005

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ R.L. Smith McKeithen
R.L. Smith McKeithen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by Cadence Design Systems, Inc. on April 7, 2005.